Exhibit 4.1
SPECIMEN

COMMON STOCK	COMMON STOCK

PAR VALUE $.01	THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ

Certificate Number ZQ 000300	LSI CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	Shares **600620****** ***600620***** ****600620**** *****600620***

THIS CERTIFIES THAT	CUSIP 502161 10 2
SEE REVERSE FOR CERTAIN DEFINITIONS

IS THE OWNER OF
FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
LSI CORPORATION, transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile signatures of its duly authorized officers.

President & Chief Executive Officer

Executive Vice President & Chief Financial Officer
DATED <<MONTH DAY YEAR>>
COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,

By

AUTHORIZED SIGNATURE

LSI CORPORATION
THE COMPANY IS AUTHORIZED TO ISSUE TWO CLASSES OF SHARES, COMMON STOCK AND PREFERRED STOCK. THE SHARES OF PREFERRED STOCK MAY BE ISSUED FROM TIME TO TIME IN ONE OR MORE SERIES. THE BOARD OF DIRECTORS OF THE COMPANY HAS AUTHORITY TO FIX THE NUMBER OF SHARES AND DESIGNATION OF SHARES OF PREFERRED STOCK AND TO DETERMINE OR ALTER THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED OR IMPOSED UPON ANY UNISSUED SHARES OF PREFERRED STOCK.
A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE RESPECTIVE CLASSES OF SHARES OR SERIES OF SHARES AND UPON THE HOLDERS THEREOF SUBJECT TO LIMITATIONS PRESCRIBED BY LAW AND AS ESTABLISHED, FROM TIME TO TIME, BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY, THE NUMBER OF SHARES CONSTITUTING EACH CLASS AND SERIES, AND THE DESIGNATIONS THEREOF, MAY BE OBTAINED BY THE HOLDER HEREOF UPON REQUEST AND WITHOUT CHARGE FROM THE TRANSFER AGENT OF THE COMPANY AT ITS OFFICES IN CANTON, MA OR JERSEY CITY, NJ.
THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE AMENDED AND RESTATED PREFERRED SHARES RIGHTS AGREEMENT BETWEEN LSI CORPORATION (FORMERLY KNOWN AS LSI LOGIC CORPORATION) AND COMPUTERSHARE TRUST COMPANY, N.A. (SUCCESSOR TO BANKBOSTON, N.A.), AS THE RIGHTS AGENT, DATED AS OF NOVEMBER 20, 1998 AND AS SUBSEQUENTLY AMENDED, (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF LSI CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. LSI CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT- Custodian
TEN ENT	–	as tenants by the entireties	(CUST) (Minor)
JT TEN	–	as joint tenants with right of survivorship	under Uniform Gifts to Minors Act
		and not as tenants in common	(STATE)
UNIF TRF MIN ACT Custodian (until age ____ ).
(CUST) (MINOR)
under Uniform Transfers to Minors Act _____________.
(STATE)
Additional abbreviations may also be used though not in the above list.
For Value Received,                      hereby sell, assign and transfer unto
PLEASE INSERT
SOCIAL SECURITY
OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated: 20
Signature:

Signature:
NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.